UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 15, 2026

Dominion Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East Canal Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2284

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 15, 2026, Dominion Energy, Inc. (Dominion Energy) entered into an Agreement and Plan of Merger (the Merger Agreement) with NextEra Energy, Inc. (NextEra Energy), WG Development Corp., a wholly owned subsidiary of NextEra Energy (Merger Sub Corp), and CS Holdco, LLC, a wholly owned subsidiary of NextEra Energy (LLC Sub). Pursuant to the terms and subject to the conditions in the Merger Agreement and the related plans of merger, (i) Merger Sub Corp will merge with and into Dominion Energy (the First Merger) with Dominion Energy surviving as a wholly owned subsidiary of NextEra Energy (the Surviving Corporation) and (ii) the Surviving Corporation will immediately thereafter merge with and into LLC Sub (the Second Merger and, together with the First Merger, the Mergers) with LLC Sub surviving as a wholly owned subsidiary of NextEra Energy (the Surviving Entity).

The Board of Directors of Dominion Energy (the Board) unanimously determined that it is in the best interests of Dominion Energy and its shareholders to enter into the Merger Agreement and consummate the First Merger. Accordingly, the Board unanimously adopted the Merger Agreement and the plan of merger relating to the First Merger and resolved to recommend that holders of Dominion Energy’s common stock (Dominion Energy Common Stock) vote to approve the Merger Agreement and the plan of merger relating to the First Merger at a special meeting to be called by Dominion Energy for such purpose.

Under the Merger Agreement, NextEra Energy has agreed to, as soon as practical after the effective time of the First Merger (the Effective Time), increase the size of its board of directors to consist of 14 members and to appoint four mutually agreeable members of the Board or Dominion Energy’s executive management to serve as directors of NextEra Energy, one of which will be Dominion Energy’s current Chair and Chief Executive Officer. NextEra Energy has also agreed to maintain Dominion Energy’s current headquarters in Richmond, Virginia and an operating headquarters in Cayce, South Carolina.

At the Effective Time: (a) each share of Dominion Energy Common Stock issued and outstanding immediately prior to the Effective Time will be cancelled and cease to exist, and each such share will be automatically converted into the right to receive (i) cash in an amount equal to a pro rata share of an aggregate of $360 million (the Cash Consideration), without interest, based on the number of shares of Dominion Energy Common Stock issued and outstanding immediately prior to the Effective Time, together with the number of shares of Dominion Energy Common Stock underlying certain Dominion Energy equity awards outstanding immediately prior to the Effective Time, and (ii) 0.8138 shares of common stock of NextEra Energy (NextEra Energy Common Stock); (b) each share of Dominion Energy Common Stock owned by NextEra Energy or Dominion Energy, or by any wholly owned subsidiary of NextEra Energy (including Merger Sub Corp) or Dominion Energy, will be cancelled and will cease to exist and no consideration will be delivered in exchange therefore; and (c) each share of capital stock of Merger Sub Corp issued and outstanding immediately prior to the Effective Time will be converted into one share of capital stock of the Surviving Corporation. At the effective time of the Second Merger (the Second Effective Time), (i) each share of capital stock of the Surviving Corporation issued and outstanding immediately prior to the Second Effective Time will be cancelled without any conversion thereof and no consideration will be delivered in exchange therefor and (ii) the membership interests of LLC Sub will be unaffected by the Second Merger and will remain outstanding as membership interests of the Surviving Entity. No fractional shares of NextEra Energy Common Stock will be issued in the First Merger. Each holder of Dominion Energy Common Stock that would otherwise be entitled to receive fractional shares will instead be entitled to receive cash, without interest, in an amount based upon the volume-weighted average price of the NextEra Energy Common Stock for the 10 consecutive trading days ending on and including the second trading day prior to the Effective Time. If the First Merger is consummated, the Dominion Energy Common Stock will be delisted from the New York Stock Exchange (NYSE) and subsequently deregistered under the Securities Exchange Act of 1934, as amended (the Exchange Act).

Each restricted stock award granted under an Dominion Energy equity award plan that is outstanding immediately prior to the Effective Time will, at the Effective Time, be assumed and converted into (or cancelled and replaced by) a NextEra Energy restricted stock award relating to a number of shares of NextEra Energy Common Stock equal to the product, rounded to the nearest whole number of shares, of (i) the number of shares of Dominion Energy Common Stock subject to such award immediately prior to the Effective Time and (ii) 0.8138 (the Equity Award Exchange Ratio). The terms and conditions applicable to such NextEra Energy award will be the same as those applicable to such Dominion Energy award prior to the Effective Time, and will also include the right to receive the equity award holder’s pro rata share of the Cash Consideration, subject to the same vesting conditions as such award (an Equity Award Cash Distribution Right).

Each performance share award and performance share unit granted under an Dominion Energy equity award plan that is outstanding immediately prior to the Effective Time will, at the Effective Time, be assumed and converted into (or cancelled and replaced by) an award of NextEra Energy restricted stock units relating to a number of shares of NextEra Energy Common Stock equal to the product, rounded to the nearest whole number of shares, of (i) the number of shares of Dominion Energy Common Stock subject to such award immediately prior to the Effective Time (as determined based upon the number of shares of Dominion Energy Common Stock that would be earned if the performance level achieved was the greater of the “target” level performance and the actual level of performance based on a shortened performance period ending immediately prior to the Effective Time) and (ii) the Equity Award Exchange Ratio. The terms and conditions applicable to such NextEra Energy restricted stock units will be the same, excluding performance-based vesting conditions, as those applicable to such Dominion Energy awards or units as of immediately prior to the Effective Time, and will also include an Equity Award Cash Distribution Right.

Each deferred unit credited or deemed credited to a stock unit account under Dominion Energy’s Non-Employee Directors Compensation Plan that is outstanding immediately prior to the Effective Time will be converted, at the Effective Time, into a deferred unit with respect to a number of shares of NextEra Energy Common Stock equal to the product, rounded to the nearest whole number of shares, of (i) the number of shares of Dominion Energy Common Stock subject to such award immediately prior to the Effective Time (including any accumulated dividend equivalent rights) and (ii) the Equity Award Exchange Ratio, to be payable pursuant to the terms of Dominion Energy’s Non-Employee Directors Compensation Plan, and will also include an Equity Award Cash Distribution Right.

Under the terms of the Merger Agreement, Dominion Energy is required to redeem all of its currently issued and outstanding 4.35% Series C Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock prior to the Effective Time if the Effective Time occurs after January 15, 2027.

The closing of the First Merger is subject to the satisfaction or waiver of certain closing conditions specified in the Merger Agreement. These include (i) approval of the Merger Agreement and the plan of merger relating to the First Merger by the holders of a majority of the outstanding shares of Dominion Energy Common Stock entitled to vote thereon (the Dominion Energy Shareholder Approval), (ii) approval of the issuance of the shares of NextEra Energy Common Stock to be issued in the First Merger by the holders of a majority of the votes cast by the holders of the outstanding shares of NextEra Energy Common Stock entitled to vote thereon in accordance with the rules and regulations of the NYSE (the NextEra Energy Shareholder Approval and, together with the Dominion Energy Shareholder Approval, the Shareholder Approvals), (iii) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the HSR Act), (iv) receipt of specified consents of or under (a) the HSR Act, (b) the Federal Energy Regulatory Commission, (c) the U.S. Nuclear Regulatory Commission, (d) the Virginia State Corporation Commission, (e) the North Carolina Utilities Commission and (f) the Public Service Commission of South Carolina (collectively, the Regulatory Clearances), in each case, without the imposition, individually or in the aggregate, of a Burdensome Condition (as defined in the Merger Agreement), (v) the absence of legal restraints prohibiting the First Merger, (vi) approval for listing on the NYSE of the shares of NextEra Energy Common Stock to be issued in the First Merger, (vii) the initial and continued effectiveness of the registration statement on Form S-4 to be filed by NextEra Energy in connection with the Mergers, (viii) the accuracy of each party’s representations and warranties (subject to certain materiality and knowledge qualifiers) and compliance by each party with its covenants under the Merger Agreement in all material respects and (ix) the absence of a material adverse effect with respect to either Dominion Energy or NextEra Energy.

The Merger Agreement contains customary representations and warranties for a transaction of this nature. The Merger Agreement also contains customary covenants of Dominion Energy and NextEra Energy, including pre-closing covenants to refrain from taking certain actions without the consent of the other party and to conduct their respective businesses in the ordinary course consistent with past practice. Dominion Energy and NextEra Energy have also agreed to use their reasonable best efforts to obtain all consents and permits from governmental authorities (including all necessary regulatory clearances) or any other person required to consummate the mergers, except to the extent that doing so would constitute a Burdensome Condition.

Under the Merger Agreement, each of Dominion Energy and NextEra Energy are subject to certain restrictions on its ability to solicit, engage in discussions with respect to or otherwise knowingly encourage or facilitate an alternative Company Acquisition Proposal or an alternative Parent Acquisition Proposal (each as defined in the Merger Agreement), subject to customary exceptions.

The Merger Agreement contains customary termination rights for each of Dominion Energy and NextEra Energy, including (i) if the First Merger has not been consummated by November 15, 2027, which date is extendable to August 15, 2028 if specified conditions relating to the Regulatory Clearances, the absence of a Burdensome Condition or the absence of certain governmental orders have not been satisfied, (ii) if either of the required Shareholder Approvals is not obtained, (iii) upon a change of recommendation by the board of directors of the other party, as well as, in the case of Dominion Energy, a change in recommendation by the Board and concurrent entry into a definitive agreement for a superior proposal, or (iv) due to certain breaches of the Merger Agreement by the other party, in each case on the terms and subject to the conditions set forth in the Merger Agreement.

In certain circumstances in connection with or following termination of the Merger Agreement, including (i) upon a termination by Dominion Energy to enter into a definitive agreement for a superior proposal, (ii) following a change of recommendation by the Board or (iii) upon entry into an alternative transaction within 12 months following the public announcement or disclosure of another bona fide acquisition proposal with respect to Dominion Energy prior to such termination (where such termination is due to a failure to obtain the Dominion Energy Shareholder Approval or certain breaches of the Merger Agreement by Dominion Energy), Dominion Energy will be required to pay NextEra Energy a termination fee of $2.24 billion. In comparable circumstances, NextEra Energy will be required to pay Dominion Energy a termination fee of $6.52 billion. In other specified circumstances where the Merger Agreement is terminated and such termination results from the failure of one or more specified conditions relating to or involving certain regulatory matters having been satisfied or waived, NextEra Energy will be required to pay Dominion Energy a termination fee of $4.83 billion.

The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this Report) and incorporated herein by reference.

The representations, warranties and covenants contained in the Merger Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by (a) matters specifically disclosed in any reports filed by Dominion Energy or NextEra Energy with the Securities and Exchange Commission (the SEC) prior to the date of the Merger Agreement (subject to certain exceptions) and (b) confidential disclosures made in confidential disclosure letters delivered in connection with the Merger Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement that may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (v) have been included in the Merger Agreement for the purpose of allocating contractual risk between the parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this Report only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties thereto or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Dominion Energy’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Dominion Energy and NextEra Energy that is or will be contained in, or incorporated by reference into, the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents that Dominion Energy or NextEra Energy files with the SEC.

Item 7.01	Regulatory FD Disclosure.

On May 18, 2026, Dominion Energy and NextEra Energy issued a joint press release announcing the entry into the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Report and incorporated herein by reference.

Also on May 18, 2026, Dominion Energy and NextEra Energy intend to hold a joint conference call available to investors and the public. Details for accessing the conference call can be found in the joint press release furnished as Exhibit 99.1 to this Report. A presentation for reference during the call is furnished as Exhibit 99.2 to this Report and is incorporated herein by reference.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibits

2.1	Agreement and Plan of Merger, dated as of May 15, 2026, by and among NextEra Energy, Inc., WG Development Corp., CS Holdco, LLC and Dominion Energy, Inc.

99.1	Joint Press Release, dated May 18, 2026

99.2	Joint Investor Presentation, dated May 18, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Report includes “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included or incorporated by reference in this Report, including, among other things, statements regarding the proposed business combination transaction between NextEra Energy and Dominion Energy and future events, plans and anticipated results of operations, business strategies, the anticipated benefits of the proposed transactions, the anticipated impact of the proposed transactions on the combined company’s business and future financial and operating results, the anticipated closing date for the proposed transactions and other aspects of NextEra Energy’s or Dominion Energy’s operations or operating results, are forward-looking statements. Words and phrases such as “ambition,” “anticipate,” “estimate,” “believe,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions or events can be used to identify forward-looking statements. Where, in any forward-looking statement, NextEra Energy or Dominion Energy expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. Any forward-looking statement is not a guarantee of future performance, outcomes or results and is subject to numerous risks, uncertainties and other factors, many of which are beyond NextEra Energy’s or Dominion Energy’s control, that could cause actual performance, outcomes or results to differ materially from what is expressed or implied in the forward-looking statement.

These factors include a failure by NextEra Energy to successfully integrate Dominion Energy’s businesses and technologies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the expected benefits of the proposed transactions may not be fully realized or may take longer to realize than expected; each party’s ability to obtain the approval of its shareholders required to consummate the proposed transactions and the timing of the closing of the proposed transactions, including the risk that the conditions to closing are not satisfied on a timely basis or at all or the failure of the transactions to close for any other reason or to close on the anticipated terms, including with the anticipated tax treatment; the risk that any governmental or regulatory approval, consent or authorization that may be required for the proposed transactions is not obtained, is delayed or is obtained subject to conditions that are not anticipated or that cause the termination of the Merger Agreement and abandonment of the transactions; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement by either party; the risk that certain provisions in the Merger Agreement or the pendency of the transactions may impact either party’s ability to pursue certain business opportunities or strategic transactions; unanticipated difficulties, liabilities or expenditures relating to the transactions, including the impact of potential litigation relating to the transactions; the effect of the announcement, pendency or completion of the proposed transactions on the parties’ business relationships and business operations generally, including the parties’ relationship with regulators, suppliers, vendors and customers; the effect of the announcement or pendency of the proposed transactions on the parties’ common stock prices and uncertainty as to the long-term value of either party’s common stock; risks that the proposed transactions disrupt either party’s current plans and operations, including due to the diversion of the attention of management from ordinary course business operations, and potential difficulties in hiring or retaining employees as a result of the proposed transactions; any rating agency actions; and the impact of the announcement or pendency of the proposed transactions on either party’s ability to access capital, including the short- and long-term debt markets, on a timely and affordable basis; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities of NextEra Energy and in the financial results of NextEra Energy or Dominion Energy; and the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity or gas. The registration statement on Form S-4 and joint proxy statement/prospectus that will be filed with the SEC will describe additional risks in connection with the proposed transactions. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 and joint proxy statement/prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to NextEra Energy’s and Dominion Energy’s respective periodic reports and other filings with the SEC, including the risk factors contained in NextEra Energy’s and Dominion Energy’s most recently filed Annual Reports on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q.

Any forward-looking statements included in this Report represent current expectations and are inherently uncertain and are made only as of the date hereof (or, if applicable, the dates indicated in such statement). Except as required by law, neither NextEra Energy nor Dominion Energy undertakes or assumes any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise.

No Offer or Solicitation

This Report is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information about the Transactions and Where to Find It

In connection with the proposed transactions, NextEra Energy intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of NextEra Energy and Dominion Energy that also constitutes a prospectus of NextEra Energy. Each of NextEra Energy and Dominion Energy may also file other relevant documents with the SEC regarding the proposed transactions. This Report is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that NextEra Energy or Dominion Energy may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to shareholders of NextEra Energy and Dominion Energy. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT NEXTERA ENERGY, DOMINION ENERGY, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (if and when available) and other documents containing important information about NextEra Energy, Dominion Energy and the proposed transactions, once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by NextEra Energy will be available free of charge on NextEra Energy’s website at http://www.investor.nexteraenergy.com/ or by contacting NextEra Energy’s Investor Relations Department by email at investors@nexteraenergy.com or by phone at (800) 222-4511. Copies of the documents filed with the SEC by Dominion Energy will be available free of charge on Dominion Energy’s website at http://investors.dominionenergy.com or by contacting Dominion Energy’s Investor Relations Department by email at investor.relations@dominionenergy.com or by phone at (804) 819-2438.

Participants in the Solicitation

NextEra Energy, Dominion Energy and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions.

Information about the directors and executive officers of NextEra Energy, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in (i) NextEra Energy’s proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on April 1, 2026, including under the headings “Proposal 1: Election as directors of the nominees specified in this proxy statement,” “Director Compensation,” “Executive Compensation,” and “Common Stock Ownership of Certain Beneficial Owners and Management,” (ii) NextEra Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 13, 2026, including under the heading “Item 1. Business—Information About Our Executive Officers” and (iii) to the extent certain holdings of NextEra Energy securities by its directors or executive officers have changed since the amounts set forth in NextEra Energy’s proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC.

Information about the directors and executive officers of Dominion Energy, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in (i) Dominion Energy’s proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on March 19, 2026, including under the headings “Item 1: Election of Directors – Director Nominees, “Compensation of Non-Employee Directors,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management,” (ii) Dominion Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 23, 2026, including under the heading “Information about our Executive Officers” and (iii) to the extent certain holdings of Dominion Energy securities by its directors or executive officers have changed since the amounts set forth in Dominion Energy’s proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC.

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transactions when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by NextEra Energy and Dominion Energy will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by NextEra Energy and Dominion Energy will be available free of charge through the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC.
Registrant

/s/ Steven D. Ridge
Name:	Steven D. Ridge
Title:	Executive Vice President and Chief Financial Officer

Date: May 18, 2026